                          SECURITIES AND EXCHANGE COMMISSION
                                Washington, D.C. 20549

                                       FORM 8-K

                  CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                         THE SECURITIES EXCHANGE ACT OF 1934


                                    March 5, 1998
                          ---------------------------------
                                    Date of Report
                          (Date of Earliest Event Reported)


                               TAVA TECHNOLOGIES, INC.
                ------------------------------------------------------
                (Exact name of Registrant as specified in its charter)


          Colorado                        0-19167                  84-1042227
--------------------------------        -----------             ----------------
(State or other jurisdiction of         (Commission             (I.R.S. Employer
  incorporation or organization)          File No.)              I. D. Number)


  7887 E. Belleview Avenue, Suite 820
            Englewood, CO                                            80111
---------------------------------------                            ----------
(Address of principal executive offices)                           (zip code)

                                     (303) 771-9794
                 ----------------------------------------------------
                 (Registrant's telephone number, including area code)
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ITEM 5.   OTHER EVENTS.

     On March 5, 1998 the Company announced certain business developments in a Press Release dated March 5, 1998, which is filed as Exhibit 20.1 hereto and incorporated herein by reference.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

     (a)  Not applicable.

     (b)  Not applicable.

     (c)  Exhibits.  The following exhibit is filed with this Report:

          20.1 Press Release dated March 5, 1998.



                                      SIGNATURES

     Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                   TAVA Technologies, Inc.



Date: March 5, 1998                By: /s/ John Jenkins
                                      -----------------------------------------
                                        John Jenkins, President and CEO